EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts have been revised to reflect American Express International Deposit Company (AEIDC) activities as discontinued operations and to remove AEIDC from the Corporate & Other segment.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                         Quarters Ended                 Nine Months Ended
                                                           September 30,                  September 30,
                                                         ---------------   Percentage   -----------------   Percentage
                                                          2008     2007     Inc/(Dec)     2008      2007     Inc/(Dec)
                                                         ------   ------   ----------   -------   -------   ----------
Revenues
  Discount revenue                                       $3,848   $3,659         5%     $11,557   $10,684        8%
  Net card fees                                             577      522        11        1,720     1,506       14
  Travel commissions and fees                               499      484         3        1,566     1,412       11
  Other commissions and fees                                573      644       (11)       1,785     1,767        1
  Securitization income, net                                200      392       (49)         871     1,181      (26)
  Other                                                     551      443        24        1,588     1,256       26
                                                         ------   ------                -------   -------
     Total                                                6,248    6,144         2       19,087    17,806        7
                                                         ------   ------                -------   -------
Interest income
  Cardmember lending finance revenue                      1,521    1,581        (4)       4,667     4,463        5
  Other                                                     238      239         -          723       756       (4)
                                                         ------   ------                -------   -------
     Total                                                1,759    1,820        (3)       5,390     5,219        3
                                                         ------   ------                -------   -------
         Total revenues                                   8,007    7,964         1       24,477    23,025        6
                                                         ------   ------                -------   -------
Interest expense
  Cardmember lending                                        346      444       (22)       1,127     1,260      (11)
  Charge card and other                                     497      564       (12)       1,491     1,530       (3)
                                                         ------   ------                -------   -------
     Total                                                  843    1,008       (16)       2,618     2,790       (6)
                                                         ------   ------                -------   -------
Revenues net of interest expense                          7,164    6,956         3       21,859    20,235        8
                                                         ------   ------                -------   -------

Expenses
  Marketing, promotion, rewards
      and cardmember services                             1,929    1,810         7        5,609     5,098       10
  Human resources                                         1,465    1,366         7        4,430     4,001       11
  Professional services                                     608      539        13        1,764     1,634        8
  Occupancy and equipment                                   398      374         6        1,185     1,054       12
  Communications                                            118      118         -          348       342        2
  Other, net                                                200      339       (41)         770       979      (21)
                                                         ------   ------                -------   -------
     Total                                                4,718    4,546         4       14,106    13,108        8
                                                         ------   ------                -------   -------
Provisions for losses
  Charge card                                               351      279        26          937       721       30
  Cardmember lending                                        958      579        65        3,304     1,791       84
  Other                                                      59       47        26          199        79        #
                                                         ------   ------                -------   -------
     Total                                                1,368      905        51        4,440     2,591       71
                                                         ------   ------                -------   -------
Pretax income from continuing operations                  1,078    1,505       (28)       3,313     4,536      (27)
Income tax provision                                        217      383       (43)         748     1,268      (41)
                                                         ------   ------                -------   -------
Income from continuing operations                           861    1,122       (23)       2,565     3,268      (22)
Loss from discontinued operations, net of tax               (46)     (55)      (16)        (106)      (87)      22
                                                         ------   ------                -------   -------
Net income                                               $  815   $1,067       (24)     $ 2,459   $ 3,181      (23)
                                                         ======   ======                =======   =======

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)


                                                   September 30,   December 31,
                                                       2008           2007
                                                   -------------   ------------
Assets
  Cash and cash equivalents                            $ 16            $  9
  Accounts receivable                                    41              42
  Investments                                            13              13
  Loans                                                  44              53
  Other assets                                           12              11
  Assets of discontinued operations                       1              22
                                                       ----            ----
    Total assets                                       $127            $150
                                                       ====            ====

Liabilities and Shareholders' Equity
  Short-term debt                                      $ 14            $ 18
  Long-term debt                                         58              55
  Other liabilities                                      41              44
  Liabilities of discontinued operations                  1              22
                                                       ----            ----
    Total liabilities                                   114             139
                                                       ----            ----

  Shareholders' equity                                   13              11
                                                       ----            ----
    Total liabilities and shareholders' equity         $127            $150
                                                       ====            ====

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                         Quarters Ended                 Nine Months Ended
                                                           September 30,                    September 30,
                                                         ---------------   Percentage   -----------------   Percentage
                                                          2008     2007     Inc/(Dec)     2008      2007     Inc/(Dec)
                                                         ------   ------   ----------   -------   -------   ----------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                     $3,459   $3,589       (4)%     $10,774   $10,513        2%
  International Card Services                             1,232    1,114       11       $ 3,683     3,142       17
  Global Commercial Services                              1,200    1,064       13       $ 3,652     3,141       16
  Global Network & Merchant Services                      1,071      980        9       $ 3,157     2,823       12
                                                         ------   ------                -------   -------
                                                          6,962    6,747        3        21,266    19,619        8
  Corporate & Other,
    including adjustments and eliminations                  202      209       (3)          593       616       (4)
                                                         ------   ------                -------   -------
CONSOLIDATED REVENUES NET OF INTEREST EXPENSE            $7,164   $6,956        3       $21,859   $20,235        8
                                                         ======   ======                =======   =======
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                     $  364   $  912      (60)      $ 1,092   $ 2,770      (61)
  International Card Services                                 1      110      (99)      $   191       298      (36)
  Global Commercial Services                                191      187        2       $   735       600       23
  Global Network & Merchant Services                        397      389        2       $ 1,187     1,181        1
                                                         ------   ------                -------   -------
                                                            953    1,598      (40)        3,205     4,849      (34)
  Corporate & Other                                         125      (93)       #           108      (313)       #
                                                         ------   ------                -------   -------

PRETAX INCOME FROM CONTINUING OPERATIONS                 $1,078   $1,505      (28)      $ 3,313   $ 4,536      (27)
                                                         ======   ======                =======   =======

NET INCOME (LOSS)
  U.S. Card Services                                     $  244   $  592      (59)      $   788   $ 1,816      (57)
  International Card Services                                67      140      (52)      $   315       359      (12)
  Global Commercial Services                                134      135       (1)      $   512       426       20
  Global Network & Merchant Services                        258      266       (3)      $   780       768        2
                                                         ------   ------                -------   -------
                                                            703    1,133      (38)        2,395     3,369      (29)

  Corporate & Other                                         158      (11)       #           170      (101)       #
                                                         ------   ------                -------   -------
  Income from continuing operations                         861    1,122      (23)        2,565     3,268      (22)
  Loss from discontinued operations, net of tax             (46)     (55)     (16)         (106)      (87)      22
                                                         ------   ------                -------   -------

NET INCOME                                               $  815   $1,067      (24)      $ 2,459   $ 3,181      (23)
                                                         ======   ======                =======   =======

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                         Quarters Ended                 Nine Months Ended
                                                          September 30,                    September 30,
                                                         ---------------   Percentage   -----------------   Percentage
                                                          2008     2007     Inc/(Dec)     2008      2007     Inc/(Dec)
                                                         ------  -------   ----------   -------   -------   ----------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations                  $ 0.75  $ 0.96       (22)%     $ 2.22    $ 2.77      (20)%
      Loss from discontinued operations                   (0.04)  (0.05)      (20)       (0.09)    (0.07)      29
                                                         ------  ------                 ------    ------
      Net income                                         $ 0.71  $ 0.91       (22)%     $ 2.13    $ 2.70      (21)%
                                                         ======  ======                 ======    ======

      Average common shares outstanding (millions)        1,154   1,170        (1)%      1,154     1,179       (2)%
                                                         ======  ======                 ======    ======

DILUTED
      Income from continuing operations                  $ 0.74  $ 0.94       (21)%     $ 2.21    $ 2.72      (19)%
      Loss from discontinued operations                   (0.04)  (0.04)        -        (0.09)    (0.07)      29
                                                         ------  ------                 ------    ------
      Net income                                         $ 0.70  $ 0.90       (22)%     $ 2.12    $ 2.65      (20)%
                                                         ======  ======                 ======    ======

      Average common shares outstanding (millions)        1,158   1,192        (3)%      1,161     1,202       (3)%
                                                         ======  ======                 ======    ======

Cash dividends declared per common share                 $ 0.18  $ 0.15        20%      $ 0.54    $ 0.45       20%
                                                         ======  ======                 ======    ======

                       SELECTED STATISTICAL INFORMATION

                                                          Quarters Ended                 Nine Months Ended
                                                           September 30,                    September 30,
                                                         ----------------   Percentage   -----------------   Percentage
                                                           2008     2007     Inc/(Dec)     2008      2007     Inc/(Dec)
                                                         -------   ------   ----------   -------   -------   ----------
Return on average equity (A)                                27.8%    38.2%                  27.8%     38.2%
Return on average tangible equity (A)                       34.4%    44.9%                  34.4%     44.9%
Common shares outstanding (millions)                       1,160    1,169       (1)%       1,160     1,169      (1)%
Book value per common share                               $10.79   $ 9.32       16%       $10.79    $ 9.32      16%
Shareholders' equity (billions)                           $ 12.5   $ 10.9       15%       $ 12.5    $ 10.9      15%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity and return on average tangible equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                                                  September 30,
                                                                                 ---------------    Percentage
                                                                                  2008     2007      Inc/(Dec)
                                                                                 ------   ------    ----------
Card billed business (A):
  United States                                                                  $120.3   $115.2        4%
  Outside the United States                                                        55.2     47.3       17
                                                                                 ------   ------
      Total                                                                      $175.5   $162.5        8
                                                                                 ======   ======
Total cards-in-force (millions) (B):
  United States                                                                    54.3     51.7        5%
  Outside the United States                                                        37.8     33.0       15
                                                                                 ------   ------
      Total                                                                        92.1     84.7        9
                                                                                 ======   ======
Basic cards-in-force (millions) (B):
  United States                                                                    42.3     40.1        5%
  Outside the United States                                                        32.8     28.3       16
                                                                                 ------   ------
      Total                                                                        75.1     68.4       10
                                                                                 ======   ======

Average discount rate (C)                                                          2.56%    2.57%
Average basic cardmember spending (dollars) (D)                                  $3,049   $3,006        1%
Average fee per card (dollars) (D)                                               $   34   $   32        6%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, divided by average worldwide proprietary cards-in-force. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The adjusted average fee per card was $39 for the quarter ended September 30, 2008, and $36 for the quarter ended September 30, 2007, and the amount of amortization excluded for these periods was $84 million for the quarter ended September 30, 2008, and $71 million for the quarter ended September 30, 2007. The Company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                                                  September 30,
                                                                                 ---------------    Percentage
                                                                                  2008     2007      Inc/(Dec)
                                                                                 ------   ------    ----------
Worldwide cardmember receivables:
  Total receivables                                                              $ 37.6   $ 38.5        (2)%
  90 days past due as a % of total                                                  3.2%     2.8%
  Loss reserves (millions):
    Beginning balance                                                            $1,146   $  981        17%
      Provision                                                                     348      279        25
      Net write offs                                                               (333)    (247)       35
      Other                                                                         (27)     (15)       80
                                                                                 ------   ------
    Ending balance                                                               $1,134   $  998        14
                                                                                 ======   ======
    % of receivables                                                                3.0%     2.6%
    % of 90 days past due                                                            95%      91%
  Net loss ratio as a % of charge volume                                           0.33%    0.26%

Worldwide cardmember lending - owned basis (A):
  Total loans                                                                    $ 45.8   $ 50.5        (9)%
  30 days past due loans as a % of total (B)                                        3.7%     2.5%
  Loss reserves (millions):
    Beginning balance                                                            $2,594   $1,417        83%
      Provision                                                                     927      543        71
      Net write offs - principal                                                   (697)    (410)       70
      Write offs - interest and fees                                               (161)     (89)       81
      Other                                                                         (23)       8         #
                                                                                 ------   ------
    Ending balance                                                               $2,640   $1,469        80
                                                                                 ======   ======
    % of loans                                                                      5.8%     2.9%
    % of past due (B)                                                               155%     118%
  Average loans                                                                  $ 47.8   $ 48.8        (2)%
  Net write-off rate (C)                                                            5.8%     3.4%
  Net finance revenue(D)/average loans                                              9.8%     9.3%

Worldwide cardmember lending - managed basis (E):
  Total loans                                                                    $ 75.6   $ 72.0         5%
  30 days past due loans as a % of total (B)                                        3.8%     2.5%
  Loss reserves (millions):
    Beginning balance                                                            $3,984   $1,917         #%
      Provision                                                                   1,643      762         #
      Net write offs - principal                                                 (1,090)    (567)       92
      Write offs - interest and fees                                               (245)    (129)       90
      Other                                                                         (24)       8         #
                                                                                 ------   ------
    Ending balance                                                               $4,268   $1,991         #
                                                                                 ======   ======
    % of loans                                                                      5.7%     2.8%
    % of past due (B)                                                               148%     112%
Average loans                                                                    $ 76.2   $ 70.1         9%
Net write-off rate (C)                                                              5.7%     3.2%
Net finance revenue(D)/average loans                                                9.7%     9.4%

# - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) These metrics were revised for U.S. Card Services to align with industry practice and International Card Services whereby payments made by U.S. cardmembers after billing cycle cut but before month end are applied to their oldest balance. Previously, U.S. Card Services applied such payments to current balances.

(C) In the third quarter 2008, the Company revised its method of reporting the cardmember lending net write-off rate. Historically, the net write-off rate has been presented using net write-off amounts for principal, interest, and fees. However, industry convention is generally to include only the net write-offs related to principal in write-off rate disclosures. The Company is presenting the net write-off rate using the net write-off amounts for principal only, consistent with industry convention.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                    Quarters Ended
                                                         -------------------------------------------------------------------
                                                         September 30,   June 30,   March 31,   December 31,   September 30,
                                                             2008          2008       2008         2007           2007
                                                         -------------   --------   ---------   ------------   -------------
Revenues
  Discount revenue                                           $3,848       $3,991      $3,718       $3,912          $3,659
  Net card fees                                                 577          576         567          544             522
  Travel commissions and fees                                   499          573         494          514             484
  Other commissions and fees                                    573          590         622          650             644
  Securitization income, net                                    200          227         444          326             392
  Other                                                         551          577         460          494             443
                                                             ------       ------      ------       ------          ------
     Total                                                    6,248        6,534       6,305        6,440           6,144
                                                             ------       ------      ------       ------          ------
Interest income
  Cardmember lending finance revenue                          1,521        1,521       1,625        1,682           1,581
  Other                                                         238          256         229          238             239
                                                             ------       ------      ------       ------          ------
     Total                                                    1,759        1,777       1,854        1,920           1,820
                                                             ------       ------      ------       ------          ------
         Total revenues                                       8,007        8,311       8,159        8,360           7,964
                                                             ------       ------      ------       ------          ------
Interest expense
  Cardmember lending                                            346          364         417          474             444
  Charge card and other                                         497          492         502          562             564
                                                             ------       ------      ------       ------          ------
     Total                                                      843          856         919        1,036           1,008
                                                             ------       ------      ------       ------          ------
Revenues net of interest expense                              7,164        7,455       7,240        7,324           6,956
                                                             ------       ------      ------       ------          ------

Expenses
  Marketing, promotion, rewards
      and cardmember services                                 1,929        1,924       1,756        2,719           1,810
  Human resources                                             1,465        1,495       1,470        1,437           1,366
  Professional services                                         608          606         550          646             539
  Occupancy and equipment                                       398          412         375          382             374
  Communications                                                118          115         115          119             118
  Other, net                                                    200          274         296         (590)            339
                                                             ------       ------      ------       ------          ------
     Total                                                    4,718        4,826       4,562        4,713           4,546
                                                             ------       ------      ------       ------          ------
Provisions for losses
  Charge card                                                   351          241         345          419             279
  Cardmember lending                                            958        1,537         809          970             579
  Other                                                          59           77          63           64              47
                                                             ------       ------      ------       ------          ------
     Total                                                    1,368        1,855       1,217        1,453             905
                                                             ------       ------      ------       ------          ------
Pretax income from continuing operations                      1,078          774       1,461        1,158           1,505
Income tax provision                                            217          114         417          300             383
                                                             ------       ------      ------       ------          ------
Income from continuing operations                               861          660       1,044          858           1,122
Loss from discontinued operations, net of tax                   (46)          (7)        (53)         (27)            (55)
                                                             ------       ------      ------       ------          ------
Net income                                                   $  815          653      $  991       $  831          $1,067
                                                             ======       ======      ======       ======          ======

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                    Quarters Ended
                                                         -------------------------------------------------------------------
                                                         September 30,   June 30,   March 31,   December 31,   September 30,
                                                             2008          2008       2008         2007           2007
                                                         -------------   --------   ---------   ------------   -------------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                         $3,459       $3,593      $3,722       $3,709          $3,589
  International Card Services                                 1,232        1,256       1,195        1,189           1,114
  Global Commercial Services                                  1,200        1,308       1,144        1,128           1,064
  Global Network & Merchant Services                          1,071        1,083       1,003        1,041             980
                                                             ------       ------      ------       ------          ------
                                                              6,962        7,240       7,064        7,067           6,747
  Corporate & Other,
    including adjustments and eliminations                      202          215         176          257             209
                                                             ------       ------      ------       ------          ------
CONSOLIDATED REVENUES NET OF INTEREST EXPENSE                $7,164       $7,455      $7,240       $7,324          $6,956
                                                             ======       ======      ======       ======          ======
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                         $  364       $  (63)     $  791       $  (40)         $  912
  International Card Services                                     1           73         117         (181)            110
  Global Commercial Services                                    191          326         218          144             187
  Global Network & Merchant Services                            397          455         335          379             389
                                                             ------       ------      ------       ------          ------
                                                                953          791       1,461          302           1,598
  Corporate & Other                                             125          (17)          -          856             (93)
                                                             ------       ------      ------       ------          ------
PRETAX INCOME FROM CONTINUING OPERATIONS                     $1,078       $  774       1,461        1,158          $1,505
                                                             ======       ======      ======       ======          ======
NET INCOME (LOSS)
  U.S. Card Services                                         $  244       $   21      $  523       $    7          $  592
  International Card Services                                    67          115         133          (68)            140
  Global Commercial Services                                    134          227         151          110             135
  Global Network & Merchant Services                            258          299         223          254             266
                                                             ------       ------      ------       ------          ------
                                                                703          662       1,030          303           1,133
  Corporate & Other                                             158           (2)         14          555             (11)
                                                             ------       ------      ------       ------          ------
  Income from continuing operations                             861          660       1,044          858           1,122
  Loss from discontinued operations, net of tax                 (46)          (7)        (53)         (27)            (55)
                                                             ------       ------      ------       ------          ------
NET INCOME                                                   $  815       $  653      $  991       $  831          $1,067
                                                             ======       ======      ======       ======          ======

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                    Quarters Ended
                                                         -------------------------------------------------------------------
                                                         September 30,   June 30,   March 31,   December 31,   September 30,
                                                             2008          2008       2008         2007           2007
                                                         -------------   --------   ---------   ------------   -------------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations                     $ 0.75        $ 0.57     $ 0.91       $ 0.74          $ 0.96
      Loss from discontinued operations                      (0.04)            -      (0.05)       (0.02)          (0.05)
                                                            ------        ------     ------       ------          ------
      Net income                                            $ 0.71        $ 0.57     $ 0.86       $ 0.72          $ 0.91
                                                            ======        ======     ======       ======          ======
      Average common shares outstanding (millions)           1,154         1,154      1,153        1,157           1,170
                                                            ======        ======     ======       ======          ======
DILUTED
      Income from continuing operations                     $ 0.74        $ 0.57     $ 0.90       $ 0.73          $ 0.94
      Loss from discontinued operations                      (0.04)        (0.01)     (0.05)       (0.02)          (0.04)
                                                            ------        ------     ------       ------          ------
      Net income                                            $ 0.70        $ 0.56     $ 0.85       $ 0.71          $ 0.90
                                                            ======        ======     ======       ======          ======
      Average common shares outstanding (millions)           1,158         1,163      1,163        1,178           1,192
                                                            ======        ======     ======       ======          ======
Cash dividends declared per common share                    $ 0.18        $ 0.18     $ 0.18       $ 0.18          $ 0.15
                                                            ======        ======     ======       ======          ======

                       SELECTED STATISTICAL INFORMATION

                                                                                     Quarters Ended
                                                         -------------------------------------------------------------------
                                                         September 30,   June 30,   March 31,   December 31,   September 30,
                                                             2008          2008       2008         2007           2007
                                                         -------------   --------   ---------   ------------   -------------
Return on average equity (A)                                  27.8%        31.1%       35.9%        37.3%           38.2%
Return on average tangible equity (A)                         34.4%        37.7%       42.7%        44.0%           44.9%
Common shares outstanding (millions)                         1,160        1,159       1,158        1,158           1,169
Book value per common share                                 $10.79       $10.58      $ 9.94       $ 9.53          $ 9.32
Shareholders' equity (billions)                             $ 12.5        $12.3      $ 11.5       $ 11.0          $ 10.9

(A) Refer to Appendix I for components of return on average equity and return on average tangible equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                         -------------------------------------------------------------------
                                                         September 30,   June 30,   March 31,   December 31,   September 30,
                                                             2008          2008       2008         2007           2007
                                                         -------------   --------   ---------   ------------   -------------
Card billed business (A):
  United States                                              $120.3       $123.5      $114.6       $123.0          $115.2
  Outside the United States                                    55.2         57.4        51.8         54.5            47.3
                                                             ------       ------      ------       ------          ------
    Total                                                    $175.5       $180.9      $166.4       $177.5          $162.5
                                                             ======       ======      ======       ======          ======
Total cards-in-force (millions) (B):
  United States                                                54.3         53.5        52.9         52.3            51.7
  Outside the United States                                    37.8         36.6        35.1         34.1            33.0
                                                             ------       ------      ------       ------          ------
    Total                                                      92.1         90.1        88.0         86.4            84.7
                                                             ======       ======      ======       ======          ======
Basic cards-in-force (millions) (B):
  United States                                                42.3         41.9        41.4         40.9            40.1
  Outside the United States                                    32.8         31.6        30.2         29.2            28.3
                                                             ------       ------      ------       ------          ------
    Total                                                      75.1         73.5        71.6         70.1            68.4
                                                             ======       ======      ======       ======          ======

Average discount rate (C)                                      2.56%        2.56%       2.57%        2.54%           2.57%
Average basic cardmember spending (dollars) (D)              $3,049       $3,199      $2,984       $3,228          $3,006
Average fee per card (dollars) (D)                           $   34       $   34      $   34       $   33          $   32

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, divided by average worldwide proprietary cards-in-force. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The adjusted average fee per card was $39 for the quarters ended September 30, 2008, June 30, 2008 and March 31, 2008, $37 for the quarter ended December 31, 2007, and $36 for the quarter ended September 30, 2007. The amount of amortization excluded for these periods was $84 million for the quarter ended September 30, 2008, $82 million for the quarter ended June 30, 2008, $77 million for the quarter ended March 31, 2008, $74 million for the quarter ended December 31, 2007, and $71 million for the quarters ended September 30, 2007. The Company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                               Quarters Ended
                                                    ------------------------------------------------------------------------
                                                    September 30,     June 30,     March 31,    December 31,   September 30,
                                                        2008            2008         2008          2007            2007
                                                    -------------     --------     ---------    ------------   -------------
Worldwide cardmember receivables:
  Total receivables                                    $  37.6         $ 39.9       $ 39.0        $ 40.1          $ 38.5
  90 days past due as a % of total                         3.2%           3.0%         3.3%          3.0%            2.8%
  Loss reserves (millions):
    Beginning balance                                  $ 1,146         $1,221       $1,149        $  998          $  981
      Provision                                            348            241          345           419             279
      Net write offs                                      (333)          (293)        (257)         (249)           (247)
      Other                                                (27)           (23)         (16)          (19)            (15)
                                                       -------         ------       ------        ------          ------
    Ending balance                                     $ 1,134         $1,146       $1,221        $1,149          $  998
                                                       =======         ======       ======        ======          ======
    % of receivables                                       3.0%           2.9%         3.1%          2.9%            2.6%
    % of 90 days past due                                   95%            97%          96%           95%             91%
  Net loss ratio as a % of charge volume                  0.33%          0.29%        0.25%         0.25%           0.26%

Worldwide cardmember lending - owned basis (A):
  Total loans                                          $  45.8         $ 49.7       $ 49.6        $ 54.5          $ 50.5
  30 days past due loans as a % of total (B)               3.7%           3.4%         3.3%          2.8%            2.5%
  Loss reserves (millions):
    Beginning balance                                  $ 2,594         $1,919       $1,831        $1,469          $1,417
      Provision                                            927          1,506          776           924             543
      Net write offs - principal                          (697)          (678)        (566)         (474)           (410)
      Write offs - interest and fees                      (161)          (149)        (127)         (105)            (89)
      Other                                                (23)            (4)           5            17               8
                                                       -------         ------       ------        ------          ------
    Ending balance                                     $ 2,640         $2,594       $1,919        $1,831          $1,469
                                                       =======         ======       ======        ======          ======
    % of loans                                             5.8%           5.2%         3.9%          3.4%            2.9%
    % of past due (B)                                      155%           155%         118%          120%            118%
  Average loans                                        $  47.8         $ 49.7       $ 50.8        $ 51.7          $ 48.8
  Net write-off rate (C)                                   5.8%           5.5%         4.5%          3.7%            3.4%
  Net finance revenue(D)/average loans                     9.8%           9.4%         9.6%          9.3%            9.3%

Worldwide cardmember lending - managed basis (E):
  Total loans                                          $  75.6         $ 76.6       $ 75.2        $ 77.2          $ 72.0
  30 days past due loans as a % of total (B)               3.8%           3.3%         3.2%          2.8%            2.5%
  Loss reserves (millions):
    Beginning balance                                  $ 3,984         $2,811       $2,581        $1,991          $1,917
      Provision                                          1,643          2,368        1,231         1,387             762
      Net write offs - principal                        (1,090)          (974)        (820)         (662)           (567)
      Write offs - interest and fees                      (245)          (217)        (187)         (151)           (129)
      Other                                                (24)            (4)           6            16               8
                                                       -------         ------       ------        ------          ------
    Ending balance                                     $ 4,268         $3,984       $2,811        $2,581          $1,991
                                                       =======         ======       ======        ======          ======
    % of loans                                             5.7%           5.2%         3.7%          3.3%            2.8%
    % of past due (B)                                      148%           159%         117%          121%            112%
  Average loans                                        $  76.2         $ 75.9       $ 75.8        $ 74.1          $ 70.1
  Net write-off rate (C)                                   5.7%           5.1%         4.3%          3.6%            3.2%
  Net finance revenue(D)/average loans                     9.7%           9.5%        10.0%          9.4%            9.4%

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) These metrics were revised for U.S. Card Services to align with industry practice and International Card Services whereby payments made by U.S. cardmembers after billing cycle cut but before month end are applied to their oldest balance. Previously, U.S. Card Services applied such payments to current balances. Refer to Appendix II for quarterly periods June 2007 - March 2006.

(C) In the third quarter 2008, the Company revised its method of reporting the cardmember lending net write-off rate. Historically, the net write-off rate has been presented using net write-off amounts for principal, interest, and fees. However, industry convention is generally to include only the net write-offs related to principal in write-off rate disclosures. The Company is presenting the net write-off rate using the net write-off amounts for principal only, consistent with industry convention. Refer to Appendix II for quarterly periods June 2007 - March 2006 and for full years 2007 and 2006.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                              Quarters Ended
                                                               September 30,
                                                              ----------------    Percentage
                                                               2008      2007      Inc/(Dec)
                                                              ------    ------    ----------
Revenues
  Discount revenue, net card fees and other                   $2,623    $2,632         -%
  Cardmember lending finance revenue                           1,087     1,224       (11)
  Securitization income, net                                     200       392       (49)
                                                              ------    ------
      Total revenues                                           3,910     4,248        (8)
                                                              ------    ------
  Interest expense
    Cardmember lending                                           290       402       (28)
    Charge card and other                                        161       257       (37)
                                                              ------    ------
Revenues net of interest expense                               3,459     3,589        (4)
                                                              ------    ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                                    1,245     1,191         5
  Human resources and other operating expenses                   909       848         7
                                                              ------    ------
      Total                                                    2,154     2,039         6
                                                              ------    ------
Provisions for losses                                            941       638        47
                                                              ------    ------
Pretax segment income                                            364       912       (60)
Income tax provision                                             120       320       (63)
                                                              ------    ------
Segment income                                                $  244    $  592       (59)
                                                              ======    ======

# - Denotes a variance of more than 100%.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                              Quarters Ended
                                                               September 30,
                                                              ----------------    Percentage
                                                               2008      2007      Inc/(Dec)
                                                              ------    ------    ----------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
       Reported for the period (GAAP)                         $2,623    $2,632         -%
       Securitization adjustments                                122        67        82
                                                              ------    ------
       Managed discount revenue, net card fees and other      $2,745    $2,699         2
                                                              ------    ------

  Cardmember lending finance revenue:
       Reported for the period (GAAP)                         $1,087    $1,224       (11)
       Securitization adjustments                                883       821         8
                                                              ------    ------
       Managed cardmember lending finance revenue             $1,970    $2,045        (4)
                                                              ------    ------

  Securitization income, net:
       Reported for the period (GAAP)                         $  200    $  392       (49)
       Securitization adjustments                               (200)     (392)      (49)
                                                              ------    ------
       Managed securitization income, net                     $    -    $    -         -
                                                              ------    ------

  Cardmember lending interest expense:
       Reported for the period (GAAP)                         $  290    $  402       (28)
       Securitization adjustments                                196       302       (35)
                                                              ------    ------
       Managed cardmember lending interest expense            $  486    $  704       (31)
                                                              ------    ------

  Provisions for losses:
       Reported for the period (GAAP)                         $  941    $  638        47
       Securitization adjustments                                629       226         #
                                                              ------    ------
       Managed provisions for losses                          $1,570    $  864        82
                                                              ------    ------

# - Denotes a variance of more than 100%.

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), cardmember lending finance revenue, cardmember lending interest expense, and provisions for losses. On a managed basis, there is no securitization income, net as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                              Quarters Ended
                                                               September 30,
                                                              ----------------    Percentage
                                                               2008      2007      Inc/(Dec)
                                                              ------    ------    ----------
Card billed business                                          $ 97.9    $ 94.2         4%
Total cards-in-force (millions)                                 44.7      42.9         4%
Basic cards-in-force (millions)                                 33.4      31.8         5%
Average basic cardmember spending (dollars)                   $2,950    $2,986        (1)%

U.S. Consumer Travel:
  Travel sales (millions)                                     $  771    $  743         4%
  Travel commissions and fees/sales                              8.2%      8.5%

Total segment assets                                          $ 80.5    $ 79.0         2%
Segment capital (millions) (A)                                $5,069    $4,468        13%
Return on average segment capital (B)                           17.0%     50.5%
Return on average tangible segment capital (B)                  17.7%     52.5%

Cardmember receivables:
  Total receivables                                           $ 18.8    $ 19.4        (3)
  90 days past due as a % of total                               4.2%      3.9%
  Net loss ratio as a % of charge volume                        0.47%     0.34%

Cardmember lending - owned basis (C):
  Total loans                                                 $ 34.6    $ 40.0       (14)%
  30 days past due loans as a % of total (D)                     3.9%      2.4%
  Average loans                                               $ 36.3    $ 38.6        (6)%
  Net write-off rate (E)                                         6.1%      3.0%
  Net finance revenue(F)/average loans                           8.7%      8.5%

Cardmember lending - managed basis (G):
  Total loans                                                 $ 64.4    $ 61.5         5%
  30 days past due loans as a % of total (D)                     3.9%      2.4%
  Average loans                                               $ 64.7    $ 60.0         8%
  Net write-off rate (E)                                         5.9%      3.0%
  Net finance revenue(F)/average loans                           9.1%      8.9%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $175 million and $25 million for the quarter ended September 30, 2008, and $168 million and none for the quarter ended September 30, 2007, respectively.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) This metric was revised for U.S. Card Services to align with industry practice and International Card Services whereby payments made by U.S. cardmembers after billing cycle cut but before month end are applied to their oldest balance. Previously, U.S. Card Services applied such payments to current balances.

(E) In the third quarter 2008, the Company revised its method of reporting the cardmember lending net write-off rate. Historically, the net write-off rate has been presented using net write-off amounts for principal, interest, and fees. However, industry convention is generally to include only the net write-offs related to principal in write-off rate disclosures. The Company is presenting the net write-off rate using the net write-off amounts for principal only, consistent with industry convention.

(F) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(G) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                               Quarters Ended
                                                    ------------------------------------------------------------------------
                                                    September 30,     June 30,     March 31,    December 31,   September 30,
                                                        2008            2008         2008          2007            2007
                                                    -------------     --------     ---------    ------------   -------------
Revenues
  Discount revenue, net card fees and other            $2,623          $2,743       $2,605         $2,747         $2,632
  Cardmember lending finance revenue                    1,087           1,086        1,206          1,304          1,224
  Securitization income, net                              200             227          444            326            392
                                                       ------          ------       ------         ------         ------
        Total revenues                                  3,910           4,056        4,255          4,377          4,248
                                                       ------          ------       ------         ------         ------
  Interest expense
     Cardmember lending                                   290             305          345            440            402
     Charge card and other                                161             158          188            228            257
                                                       ------          ------       ------         ------         ------
Revenues net of interest expense                        3,459           3,593        3,722          3,709          3,589
                                                       ------          ------       ------         ------         ------
Expenses
  Marketing, promotion, rewards
      and cardmember services                           1,245           1,240        1,144          1,739          1,191
  Human resources and other operating expenses            909             900          906            871            848
                                                       ------          ------       ------         ------         ------
        Total                                           2,154           2,140        2,050          2,610          2,039
                                                       ------          ------       ------         ------         ------
Provisions for losses                                     941           1,516          881          1,139            638
                                                       ------          ------       ------         ------         ------
Pretax segment income (loss)                              364             (63)         791            (40)           912
Income tax provision (benefit)                            120             (84)         268            (47)           320
                                                       ------          ------       ------         ------         ------
Segment income                                         $  244          $   21       $  523         $    7         $  592
                                                       ======          ======       ======         ======         ======

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                               Quarters Ended
                                                    ------------------------------------------------------------------------
                                                    September 30,     June 30,     March 31,    December 31,   September 30,
                                                        2008            2008         2008          2007            2007
                                                    -------------     --------     ---------    ------------   -------------
INCOME STATEMENT DATA
 Discount revenue, net card fees and other:
   Reported for the period (GAAP)                      $2,623          $2,743       $2,605         $2,747         $2,632
   Securitization adjustments                             122              95           73             76             67
                                                       ------          ------       ------         ------         ------
   Managed discount revenue, net card fees and other   $2,745          $2,838       $2,678         $2,823         $2,699
                                                       ------          ------       ------         ------         ------

 Cardmember lending finance revenue:
   Reported for the period (GAAP)                      $1,087          $1,086       $1,206         $1,304         $1,224
   Securitization adjustments                             883             824          903            828            821
                                                       ------          ------       ------         ------         ------
   Managed cardmember lending finance revenue          $1,970          $1,910       $2,109         $2,132         $2,045
                                                       ------          ------       ------         ------         ------

 Securitization income, net:
   Reported for the period (GAAP)                      $  200          $  227       $  444         $  326         $  392
   Securitization adjustments                            (200)           (227)        (444)          (326)          (392)
                                                       ------          ------       ------         ------         ------
   Managed securitization income, net                  $    -          $    -       $    -         $    -         $    -
                                                       ------          ------       ------         ------         ------

 Cardmember lending interest expense:
   Reported for the period (GAAP)                      $  290          $  305       $  345         $  440         $  402
   Securitization adjustments                             196             184          220            287            302
                                                       ------          ------       ------         ------         ------
   Managed cardmember lending interest expense         $  486          $  489       $  565         $  727         $  704
                                                       ------          ------       ------         ------         ------

 Provisions for losses:
   Reported for the period (GAAP)                      $  941          $1,516       $  881         $1,139         $  638
   Securitization adjustments                             629             409          387            263            226
                                                       ------          ------       ------         ------         ------
   Managed provisions for losses                       $1,570          $1,925       $1,268         $1,402         $  864
                                                       ------          ------       ------         ------         ------

See page 20 for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                          Quarters Ended
                                                 ---------------------------------------------------------------
                                                 September 30,  June 30,  March 31,  December 31,  September 30,
                                                     2008         2008      2008         2007          2007
                                                 -------------  --------  ---------  ------------  -------------
Card billed business                                $ 97.9       $100.0    $ 92.1       $101.2        $ 94.2
Total cards-in-force (millions)                       44.7         44.2      43.8         43.3          42.9
Basic cards-in-force (millions)                       33.4         33.0      32.7         32.3          31.8
Average basic cardmember spending (dollars)         $2,950       $3,047    $2,838       $3,161        $2,986

U.S. Consumer Travel:
  Travel sales                                      $  0.8       $  0.9    $  0.8       $  0.7        $  0.7
  Travel commissions and fees/sales                    8.2%         9.0%      7.7%         8.2%          8.5%

Total segment assets                                $ 80.5       $ 83.5    $ 81.9       $ 82.3        $ 79.0
Segment capital (A)                                 $  5.1       $  4.9    $  4.5       $  4.5        $  4.5
Return on average segment capital (B)                 17.0%        25.0%     37.9%        40.2%         50.5%
Return on average tangible segment capital (B)        17.7%        26.1%     39.4%        41.8%         52.5%

Cardmember receivables:
  Total receivables                                 $ 18.8       $ 19.8    $ 19.2       $ 21.4        $ 19.4
  90 days past due as a % of total                     4.2%         4.1%      4.6%         3.9%          3.9%
  Net loss ratio as a % of charge volume              0.47%        0.44%     0.35%        0.35%         0.34%

Cardmember lending - owned basis (C):
  Total loans                                       $ 34.6       $ 37.9    $ 38.1       $ 43.3        $ 40.0
  30 days past due loans as a % of total (D)           3.9%         3.4%      3.4%         2.8%          2.4%
  Average loans                                     $ 36.3       $ 38.0    $ 39.6       $ 40.9        $ 38.6
  Net write-off rate (E)                               6.1%         5.8%      4.5%         3.5%          3.0%
  Net finance revenue(F)/average loans                 8.7%         8.3%      8.7%         8.4%          8.5%

Cardmember lending - managed basis (G):
  Total loans                                       $ 64.4       $ 64.7    $ 63.7       $ 66.0        $ 61.5
  30 days past due loans as a % of total (D)           3.9%         3.3%      3.2%         2.8%          2.4%
  Average loans                                     $ 64.7       $ 64.2    $ 64.6       $ 63.2        $ 60.0
  Net write-off rate(E)                                5.9%         5.3%      4.3%         3.4%          3.0%
  Net finance revenue(F)/average loans                 9.1%         8.9%      9.6%         8.8%          8.9%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $175 million and $25 million as of September 30, 2008, $175 million and $22 million as of June 30, 2008, $175 million and $26 million as of March 31, 2008, $175 million and none as of December 31, 2007, and $168 million and none as of September 30, 2007, respectively.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) This metric was revised for U.S. Card Services to align with industry practice and International Card Services whereby payments made by U.S. cardmembers after billing cycle cut but before month end are applied to their oldest balance. Previously, U.S. Card Services applied such payments to current balances. Refer to Appendix III for quarterly periods June 2007 - March 2006.

(E) In the third quarter 2008, the Company revised its method of reporting the cardmember lending net write-off rate. Historically, the net write-off rate has been presented using net write-off amounts for principal, interest, and fees. However, industry convention is generally to include only the net write-offs related to principal in write-off rate disclosures. The Company is presenting the net write-off rate using the net write-off amounts for principal only, consistent with industry convention. Refer to Appendix III for quarterly periods June 2007 - March 2006 and for full years 2007 and 2006.

(F) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(G) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                 Quarters Ended
                                                  September 30,
                                                 --------------  Percentage
                                                  2008    2007    Inc/(Dec)
                                                 ------  ------  ----------
Revenues
  Discount revenue, net card fees and other      $1,023  $  953       7%
  Cardmember lending finance revenue                432     353      22
                                                 ------  ------
        Total revenues                            1,455   1,306      11
                                                 ------  ------
  Interest expense
     Cardmember lending                             157     126      25
     Charge card and other                           66      66       -
                                                 ------  ------
Revenues net of interest expense                  1,232   1,114      11
                                                 ------  ------
Expenses
  Marketing, promotion, rewards
      and cardmember services                       388     354      10
  Human resources and other operating expenses      527     453      16
                                                 ------  ------
        Total                                       915     807      13
                                                 ------  ------
Provisions for losses                               316     197      60
                                                 ------  ------
Pretax segment income                                 1     110     (99)
Income tax benefit                                  (66)    (30)      #
                                                 ------  ------
Segment income                                   $   67  $  140     (52)
                                                 ======  ======

# - Denotes variance of more than 100%.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                 Quarters Ended
                                                  September 30,
                                                 ---------------    Percentage
                                                  2008     2007       Inc/(Dec)
                                                 ------   ------     ----------
Card billed business                             $ 27.5   $ 24.7         11%
Total cards-in-force (millions)                    16.4     15.8          4%
Basic cards-in-force (millions)                    11.5     11.2          3%
Average basic cardmember spending (dollars)      $2,393   $2,209          8%

International Consumer Travel:
  Travel sales (millions)                        $  334   $  283         18%
  Travel commissions and fees/sales                 8.4%     8.8%

Total segment assets                             $ 22.6   $ 20.8          9%
Segment capital (millions) (A)                   $2,257   $1,983         14%
Return on average segment capital (B)              11.8%    24.4%
Return on average tangible segment capital (B)     15.9%    34.3%

Cardmember receivables:
  Total receivables                              $  6.1   $  6.1          -%
  90 days past due as a % of total                  2.7%     1.8%
  Net loss ratio as a % of charge volume           0.25%    0.26%

Cardmember lending:
  Total loans                                    $ 11.1   $ 10.5          6%
  30 days past due loans as a % of total            3.3%     2.7%
  Average loans                                  $ 11.5   $ 10.2         13%
  Net write-off rate (C)                            5.0%     4.8%
  Net finance revenue(D)/average loans              9.5%     8.9%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $517 million and $41 million as of the quarter ended September 30, 2008, and $520 million and $19 million as of the quarter ended September 30, 2007, respectively.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(C) In the third quarter 2008, the Company revised its method of reporting the cardmember lending net write-off rate. Historically, the net write-off rate has been presented using net write-off amounts for principal, interest, and fees. However, industry convention is generally to include only the net write-offs related to principal in write-off rate disclosures. The Company is presenting the net write-off rate using the net write-off amounts for principal only, consistent with industry convention.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                          Quarters Ended
                                                 ---------------------------------------------------------------
                                                 September 30,  June 30,  March 31,  December 31,  September 30,
                                                     2008         2008      2008         2007          2007
                                                 -------------  --------  ---------  ------------  -------------
Revenues
  Discount revenue, net card fees and other         $1,023       $1,043    $  992       $1,022        $  953
  Cardmember lending finance revenue                   432          433       415          376           353
                                                    ------       ------    ------       ------        ------
        Total revenues                               1,455        1,476     1,407        1,398         1,306
                                                    ------       ------    ------       ------        ------
  Interest expense
     Cardmember lending                                157          158       147          138           126
     Charge card and other                              66           62        65           71            66
                                                    ------       ------    ------       ------        ------
Revenues net of interest expense                     1,232        1,256     1,195        1,189         1,114
                                                    ------       ------    ------       ------        ------
Expenses
  Marketing, promotion, rewards
      and cardmember services                          388          404       358          638           354
  Human resources and other operating expenses         527          537       491          512           453
                                                    ------       ------    ------       ------        ------
        Total                                          915          941       849        1,150           807
                                                    ------       ------    ------       ------        ------
Provisions for losses                                  316          242       229          220           197
                                                    ------       ------    ------       ------        ------
Pretax segment income (loss)                             1           73       117         (181)          110
Income tax benefit                                     (66)         (42)      (16)        (113)          (30)
                                                    ------       ------    ------       ------        ------
Segment income (loss)                               $   67       $  115    $  133       $  (68)       $  140
                                                    ======       ======    ======       ======        ======

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                        Quarters Ended
                                              ------------------------------------------------------------------
                                              September 30,   June 30,  March 31,   December 31,   September 30,
                                                  2008          2008       2008        2007             2007
                                              ------------   --------   ---------   ------------   -------------
Card billed business                             $ 27.5       $ 28.3     $ 26.1        $ 28.2         $ 24.7
Total cards-in-force (millions)                    16.4         16.3       16.1          16.0           15.8
Basic cards-in-force (millions)                    11.5         11.5       11.4          11.3           11.2
Average basic cardmember spending (dollars)      $2,393       $2,476     $2,309        $2,515         $2,209

International Consumer Travel:
  Travel sales                                   $  0.3       $  0.4     $  0.3        $  0.3         $  0.3
  Travel commissions and fees/sales                 8.4%         8.1%       8.4%          8.7%           8.8%

Total segment assets                             $ 22.6       $ 22.7     $ 21.3        $ 21.4         $ 20.8
Segment capital (A)                              $  2.3       $  2.2     $  2.0        $  2.1         $  2.0
Return on average segment capital (B)              11.8%        15.8%      16.4%         15.3%          24.4%
Return on average tangible segment capital (B)     15.9%        21.5%      22.6%         21.4%          34.3%

Cardmember receivables:
  Total receivables (C)                          $  6.1       $  6.6     $  6.3        $  6.6         $  6.1
  90 days past due as a % of total                  2.7%         2.4%       2.2%          1.8%           1.8%
  Net loss ratio as a % of charge volume           0.25%        0.22%      0.21%         0.21%          0.26%

Cardmember lending:
  Total loans (C)                                $ 11.1       $ 11.8     $ 11.4        $ 11.2         $ 10.5
  30 days past due loans as a % of total            3.3%         3.1%       3.0%          2.8%           2.7%
  Average loans                                  $ 11.5       $ 11.6     $ 11.2        $ 10.8         $ 10.2
  Net write-off rate (D)                            5.0%         4.5%       4.4%          4.4%           4.8%
  Net finance revenue(E)/average loans              9.5%         9.5%       9.6%          8.7%           8.9%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $517 million and $41 million as of September 30, 2008, $519 million and $25 million as of June 30, 2008, $519 million and $16 million as of March 31, 2008, $519 million and $17 million as of December 31, 2007, and $520 million and $19 million as of September 30, 2007, respectively.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(C) The March 31, 2008 balance reflects a reclassification of $393 million from cardmember receivables to cardmember lending for charge card products with lending features.

(D) In the third quarter 2008, the Company revised its method of reporting the cardmember lending net write-off rate. Historically, the net write-off rate has been presented using net write-off amounts for principal, interest, and fees. However, industry convention is generally to include only the net write-offs related to principal in write-off rate disclosures. The Company is presenting the net write-off rate using the net write-off amounts for principal only, consistent with industry convention. Refer to Appendix III for quarterly periods June 2007 - March 2006 and for full years 2007 and 2006.

(E) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                   Quarters Ended
                                                    September 30,
                                                  ----------------   Percentage
                                                   2008      2007    Inc/(Dec)
                                                  ------    ------   ----------
Revenues
  Discount revenue, net card fees and other       $1,309    $1,180       11%
                                                  ------    ------
  Interest expense
     Charge card and other                           109       116       (6)
                                                  ------    ------
Revenues net of interest expense                   1,200     1,064       13
                                                  ------    ------
Expenses
  Marketing, promotion, rewards
      and cardmember services                        113        86       31
  Human resources and other operating expenses       836       749       12
                                                  ------    ------
        Total                                        949       835       14
                                                  ------    ------
Provisions for losses                                 60        42       43
                                                  ------    ------
Pretax segment income                                191       187        2
Income tax provision                                  57        52       10
                                                  ------    ------
Segment income                                    $  134    $  135       (1)
                                                  ======    ======

# - Denotes variance of more than 100%.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                   Quarters Ended
                                                    September 30,
                                                  ----------------   Percentage
                                                   2008      2007    Inc/(Dec)
                                                  ------    ------   ----------
Card billed business                              $ 32.3    $ 29.9        8%
Total cards-in-force (millions)                      7.0       6.8        3%
Basic cards-in-force (millions)                      7.0       6.8        3%
Average basic cardmember spending (dollars)       $4,611    $4,389        5%

Global Corporate Travel:
  Travel sales                                    $  5.1    $  4.9        4%
  Travel commissions and fees/sales                  8.0%      8.0%

Total segment assets                              $ 23.6    $ 21.8        8%
Segment capital (millions) (A)                    $3,564    $2,230       60%
Return on average segment capital (B)               21.2%     26.2%
Return on average tangible segment capital (B)      43.9%     44.3%

Cardmember receivables:
  Total receivables                               $ 12.5     $ 12.5       -%
  90 days past due as a % of total                   1.8%      1.6%
  Net loss ratio as a % of charge volume            0.15%     0.11%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $1.6 billion and $362 million as of the quarter ended September 30, 2008, and $767 million and $129 million as of the quarter ended September 30, 2007, respectively.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                           Quarters Ended
                                                  -------------------------------------------------------------------
                                                  September 30,   June 30,   March 31,   December 31,   September 30,
                                                      2008          2008       2008         2007            2007
                                                  -------------   --------   ---------   ------------   -------------
Revenues
  Discount revenue, net card fees and other           $1,309       $1,425      $1,250       $1,259          $1,180
                                                      ------       ------      ------       ------          ------
  Interest expense
     Charge card and other                               109          117         106          131             116
                                                      ------       ------      ------       ------          ------
Revenues net of interest expense                       1,200        1,308       1,144        1,128           1,064
                                                      ------       ------      ------       ------          ------
Expenses
  Marketing, promotion, rewards
      and cardmember services                            113           99          86          135              86
  Human resources and other operating expenses           836          843         778          794             749
                                                      ------       ------      ------       ------          ------
        Total                                            949          942         864          929             835
                                                      ------       ------      ------       ------          ------
Provisions for losses                                     60           40          62           55              42
                                                      ------       ------      ------       ------          ------
Pretax segment income                                    191          326         218          144             187
Income tax provision                                      57           99          67           34              52
                                                      ------       ------      ------       ------          ------
Segment income                                        $  134       $  227      $  151       $  110          $  135
                                                      ======       ======      ======       ======          ======

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)


                                                                           Quarters Ended
                                                  -------------------------------------------------------------------
                                                  September 30,   June 30,   March 31,   December 31,   September 30,
                                                      2008          2008       2008         2007            2007
                                                  -------------   --------   ---------   ------------   -------------
Card billed business                                  $ 32.3       $ 35.4      $ 32.8       $ 32.2          $ 29.9
Total cards-in-force (millions)                          7.0          7.0         6.9          6.8             6.8
Basic cards-in-force (millions)                          7.0          7.0         6.9          6.8             6.8
Average basic cardmember spending (dollars)           $4,611       $5,083      $4,770       $4,695          $4,389

Global Corporate Travel:
  Travel sales                                        $  5.1       $  6.2      $  5.4       $  5.5          $  4.9
  Travel commissions and fees/sales                      8.0%         7.5%        7.4%         7.8%            8.0%

Total segment assets                                  $ 23.6       $ 25.8      $ 28.4       $ 21.1          $ 21.8
Segment capital (A)                                   $  3.6       $  3.3      $  3.4       $  2.2          $  2.2
Return on average segment capital (B)                   21.2%        23.6%       23.2%        25.3%           26.2%
Return on average tangible segment capital (B)          43.9%        46.7%       42.4%        43.3%           44.3%

Cardmember receivables:
  Total receivables                                   $ 12.5       $ 13.4      $ 12.8       $ 11.4          $ 12.5
  90 days past due as a % of total                       1.8%         1.6%        1.7%         2.1%            1.6%
  Net loss ratio as a % of charge volume                0.15%        0.10%       0.12%        0.12%           0.11%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $1.6 billion and $362 million as of September 30, 2008, $1.6 billion and $345 million as of June 30, 2008, $1.6 billion and $344 million as of March 31, 2008, $771 million and $139 million as of December 31, 2007, and $767 million and $129 million as of September 30, 2007, respectively.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                   Quarters Ended
                                                    September 30,
                                                  ----------------   Percentage
                                                   2008      2007    Inc/(Dec)
                                                  ------    ------   ----------
Revenues
  Discount revenue, fees and other                $1,016      $902       13%
                                                  ------      ----
  Interest expense
     Cardmember lending                              (24)      (33)     (27)
     Other                                           (31)      (45)     (31)
                                                  ------      ----
Revenues net of interest expense                   1,071       980        9
                                                  ------      ----
Expenses
  Marketing and promotion                            150       151       (1)
  Human resources and other operating expenses       481       417       15
                                                  ------      ----
        Total                                        631       568       11
                                                  ------      ----
Provisions for losses                                 43        23       87
                                                  ------      ----
Pretax segment income                                397       389        2
Income tax provision                                 139       123       13
                                                  ------      ----
Segment income                                    $  258      $266       (3)
                                                  ======      ====

# - Denotes a variance of more than 100%.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                   Quarters Ended
                                                    September 30,
                                                  ----------------   Percentage
                                                   2008      2007    Inc/(Dec)
                                                  ------    ------   ----------
Global Card billed business (A)                   $175.5    $162.5        8%

Global Network & Merchant Services:
  Total segment assets                            $  8.0    $  4.6       74%
  Segment capital (millions) (B)                  $1,437    $1,125       28%
Return on average segment capital (C)               82.4%     84.7%
Return on average tangible segment capital (C)      84.7%     87.5%

Global Network Services:
  Card billed business                            $ 18.2    $ 14.1       29%
  Total cards-in-force (millions)                   24.0      19.2       25

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital includes an allocation attributable to goodwill and other intangibles of $28 million and $7 million as of the quarter ended September 30, 2008, and $27 million and $5 million as of the quarter ended September 30, 2007, respectively.

(C) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)


                                                                           Quarters Ended
                                                  -------------------------------------------------------------------
                                                  September 30,   June 30,   March 31,   December 31,   September 30,
                                                      2008          2008       2008         2007            2007
                                                  -------------   --------   ---------   ------------   -------------
Revenues
  Discount revenue, fees and other                    $1,016       $1,026      $  942       $  961            $902
                                                      ------       ------      ------       ------            ----
  Interest expense
     Cardmember lending                                  (24)         (25)        (26)         (34)            (33)
     Other                                               (31)         (32)        (35)         (46)            (45)
                                                      ------       ------      ------       ------            ----
Revenues net of interest expense                       1,071        1,083       1,003        1,041             980
                                                      ------       ------      ------       ------            ----
Expenses
  Marketing and promotion                                150          149         136          165             151
  Human resources and other operating expenses           481          422         495          466             417
                                                      ------       ------      ------       ------            ----
        Total                                            631          571         631          631             568
                                                      ------       ------      ------       ------            ----
Provisions for losses                                     43           57          37           31              23
                                                      ------       ------      ------       ------            ----
Pretax segment income                                    397          455         335          379             389
Income tax provision                                     139          156         112          125             123
                                                      ------       ------      ------       ------            ----
Segment income                                        $  258       $  299      $  223       $  254            $266
                                                      ======       ======      ======       ======            ====

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)


                                                                           Quarters Ended
                                                  -------------------------------------------------------------------
                                                  September 30,   June 30,   March 31,   December 31,   September 30,
                                                      2008          2008       2008         2007            2007
                                                  -------------   --------   ---------   ------------   -------------
Global Card billed business (A)                      $175.5        $180.9      $166.4       $177.5          $162.5

Global Network & Merchant Services:
  Total segment assets                               $  8.0        $  7.2      $  6.8       $  6.5          $  4.6
  Segment capital (B)                                $  1.4        $  1.4      $  1.2       $  1.2          $  1.1
Return on average segment capital (C)                  82.4%         88.1%       91.3%        90.7%           84.7%
Return on average tangible segment capital (C)         84.7%         90.7%       94.2%        93.4%           87.5%

Global Network Services:
  Card billed business                               $ 18.2        $ 17.5      $ 15.7       $ 16.0          $ 14.1
  Total cards-in-force (millions)                      24.0          22.6        21.2         20.3            19.2

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital includes an allocation attributable to goodwill and other intangibles of $28 million and $7 million as of September 30, 2008, $28 million and $11 million as of June 30, 2008, $27 million and $10 million as of March 31, 2008, $27 million and $4 million as of December 31, 2007, and $27 million and $5 million as of September 30, 2007, respectively.

(C) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                    COMPONENTS OF RETURN ON AVERAGE EQUITY,
 RETURN ON AVERAGE TANGIBLE EQUITY, RETURN ON AVERAGE SEGMENT CAPITAL, AND
                  RETURN ON AVERAGE TANGIBLE SEGMENT CAPITAL
                                  APPENDIX I

(Millions)

                                                                               Quarters Ended
                                                    ------------------------------------------------------------------------
                                                    September 30,     June 30,     March 31,    December 31,   September 30,
                                                        2008            2008         2008          2007            2007
                                                    -------------     --------     ---------    ------------   -------------
CONSOLIDATED
   Total net income                                    $ 3,290         $ 3,542      $ 3,946       $ 4,012         $ 4,103
   Average shareholders' equity                        $11,833          11,396       10,977        10,751          10,733
   Average goodwill and other intangibles                2,264           2,006        1,745         1,643           1,603
                                                       -------         -------      -------       -------         -------
      Average tangible shareholders' equity            $ 9,569         $ 9,390      $ 9,232       $ 9,108         $ 9,130
                                                       -------         -------      -------       -------         -------
   Return on average equity (A)                           27.8%           31.1%        35.9%         37.3%           38.2%
   Return on average tangible equity (A)                  34.4%           37.7%        42.7%         44.0%           44.9%

U.S. CARD SERVICES
   Total segment income                                   $795         $ 1,143      $ 1,702       $ 1,823         $ 2,289
   Average segment capital                               4,672           4,567        4,496         4,531           4,532
   Average goodwill and other intangibles                  188             182          176           170             169
                                                       -------         -------      -------       -------         -------
      Average tangible segment capital                 $ 4,484         $ 4,385      $ 4,320       $ 4,361         $ 4,363
                                                       -------         -------      -------       -------         -------
   Return on average segment capital (A)                  17.0%           25.0%        37.9%         40.2%           50.5%
   Return on average tangible segment capital (A)         17.7%           26.1%        39.4%         41.8%           52.5%

INTERNATIONAL CARD SERVICES
   Total segment income                                $   247         $   321      $   322       $   291         $   458
   Average segment capital                               2,102           2,032        1,964         1,900           1,875
   Average goodwill and other intangibles                  544             538          538           539             541
                                                       -------         -------      -------       -------         -------
      Average tangible segment capital                 $ 1,558         $ 1,494      $ 1,426       $ 1,361         $ 1,334
                                                       -------         -------      -------       -------         -------
   Return on average segment capital (A)                  11.8%           15.8%        16.4%         15.3%           24.4%
   Return on average tangible segment capital (A)         15.9%           21.5%        22.6%         21.4%           34.3%

GLOBAL COMMERCIAL SERVICES
   Total segment income                                $   622         $   623      $   558       $   536         $   543
   Average segment capital                               2,933           2,637        2,407         2,118           2,069
   Average goodwill and other intangibles                1,515           1,303        1,092           881             843
                                                       -------         -------      -------       -------         -------
      Average tangible segment capital                 $ 1,418         $ 1,334      $ 1,315       $ 1,237         $ 1,226
                                                       -------         -------      -------       -------         -------
   Return on average segment capital (A)                  21.2%           23.6%        23.2%         25.3%           26.2%
   Return on average tangible segment capital (A)         43.9%           46.7%        42.4%         43.3%           44.3%

GLOBAL NETWORK & MERCHANT SERVICES
   Total segment income                                $ 1,034         $ 1,042      $ 1,009       $ 1,022         $   969
   Average segment capital                               1,255           1,183        1,105         1,127           1,144
   Average goodwill and other intangibles                   34              34           34            33              36
                                                       -------         -------      -------       -------         -------
      Average tangible segment capital                 $ 1,221         $ 1,149      $ 1,071       $ 1,094         $ 1,108
                                                       -------         -------      -------       -------         -------
   Return on average segment capital (A)                  82.4%           88.1%        91.3%         90.7%           84.7%
   Return on average tangible segment capital (A)         84.7%           90.7%        94.2%         93.4%           87.5%

(A) Return on average equity and return on average segment capital are calculated by dividing one year period net income/segment income by one year average total shareholders' equity/average segment capital, respectively. Return on average tangible equity and return on average tangible segment capital is computed in the same manner as return on average equity and return on average segment capital except the computation of average tangible shareholders' equity and average tangible segment capital excludes average goodwill and other intangibles.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 CONSOLIDATED SELECTED STATISTICAL INFORMATION
                                  APPENDIX II

(Billions, except percentages and where indicated)

                                                                                Quarters Ended
                                                  ---------------------------------------------------------------------------------
                                                  June 30,     March 31,    December 31     September 30,    June 30,     March 31,
                                                    2007         2007          2006             2006           2006         2006
                                                  --------     ---------    -----------     -------------    --------     ---------
Worldwide cardmember lending - owned basis (A):
  30 days past due loans as a % of total (B)          2.2%         2.4%          2.2%             2.3%           2.2%         2.1%
  Loss reserves (millions):
    Beginning balance                              $1,271       $1,171        $1,126           $1,086         $1,053       $  996
      Provision                                       606          542           451              381            376          299
      Net write offs - principal                     (390)        (362)         (351)            (310)          (297)        (243)
      Write offs - interest and fees                  (83)         (77)          (54)             (43)           (34)         (27)
      Other                                            13           (3)           (1)              12            (12)          28
                                                   ------       ------        ------           ------         ------       ------
    Ending balance                                 $1,417       $1,271        $1,171           $1,126         $1,086       $1,053
                                                   ======       ======        ======           ======         ======       ======
    % of past due (B)                                 131%         123%          121%             130%           138%         152%
  Net write-off rate (C)                              3.4%         3.4%          3.5%             3.3%           3.4%         3.0%

Worldwide cardmember lending - managed basis (D):
  30 days past due loans as a % of total (B)          2.3%         2.5%          2.3%             2.3%           2.2%         2.2%
  Loss reserves (millions):
    Beginning balance                              $1,787       $1,622        $1,571           $1,546         $1,554       $1,469
      Provision                                       780          797           608              512            478          393
      Net write offs - principal                     (540)        (511)         (471)            (424)          (406)        (346)
      Write offs - interest and fees                 (122)        (117)          (86)             (74)           (68)         (58)
      Other                                            12           (4)            -               11            (12)          96
                                                   ------       ------        ------           ------         ------       ------
    Ending balance                                 $1,917       $1,787        $1,622           $1,571         $1,546       $1,554
                                                   ======       ======        ======           ======         ======       ======
    % of past due (B)                                 124%         115%          111%             116%           125%         132%
  Net write-off rate (C)                              3.3%         3.3%          3.1%             2.9%           2.9%         2.6%

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) These metrics were revised for U.S. Card Services to align with industry practice and International Card Services whereby payments made by U.S. cardmembers after billing cycle cut but before month end are applied to their oldest balance. Previously, U.S. Card Services applied such payments to current balances.

(C) In the third quarter 2008, the Company revised its method of reporting the cardmember lending net write-off rate. Historically, the net write-off rate has been presented using net write-off amounts for principal, interest, and fees. However, industry convention is generally to include only the net write-offs related to principal in write-off rate disclosures. The Company is presenting the net write-off rate using the net write-off amounts for principal only, consistent with industry convention. The owned and managed net write-off rates for 2007 were 3.5% and 3.3%, respectively, and for 2006 were 3.3% and 2.9%, respectively.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
              U.S. CARD SERVICES AND INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION
                                 APPENDIX III

(Billions, except percentages and where indicated)

                                                                                Quarters Ended
                                                  ---------------------------------------------------------------------------------
                                                  June 30,     March 31,    December 31     September 30,    June 30,     March 31,
                                                    2007         2007          2006             2006           2006         2006
                                                  --------     ---------    -----------     -------------    --------     ---------
USCS Cardmember lending - owned basis (A):
  30 days past due loans as a % of total (B)          2.1%         2.3%          2.1%             2.0%           1.8%         1.7%
  Net write-off rate (C)                              2.9%         2.9%          2.8%             2.5%           2.4%         2.1%

USCS Cardmember lending - managed basis (D):
  30 days past due loans as a % of total (B)          2.1%         2.4%          2.2%             2.2%           2.0%         2.0%
  Net write-off rate (C)                              2.9%         2.9%          2.6%             2.4%           2.3%         2.0%

ICS Cardmember lending:
  Net write-off rate (C)                              5.2%         5.0%          5.7%             5.9%           6.4%         5.5%

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) This metric was revised for U.S. Card Services to align with industry practice and International Card Services whereby payments made by U.S. cardmembers after billing cycle cut but before month end are applied to their oldest balance. Previously, U.S. Card Services applied such payments to current balances.

(C) In the third quarter 2008, the Company revised its method of reporting the cardmember lending net write-off rate. Historically, the net write-off rate has been presented using net write-off amounts for principal, interest, and fees. However, industry convention is generally to include only the net write-offs related to principal in write-off rate disclosures. The Company is presenting the net write-off rate using the net write-off amounts for principal only, consistent with industry convention. The owned and managed net write-off rates for U.S. Card Services for 2007 were 3.1% and 3.1%, respectively, and for 2006 were 2.5% and 2.3%, respectively. The net write-off rates for International Card Services for 2007 and 2006 were 4.8% and 5.9%, respectively.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.